Mineral Properties	12 Months Ended
Dec. 31, 2020
Investment property [abstract]
Mineral Properties
	Mining assets	Surface rights acquired	Total
	$’000	$’000	$’000
Cost
Balance – January 1, 2019	$13,425	$5,032	$18,457
Reverse acquisition (note 25)	6,830	1,427	8,257
Additions	2,926	-	2,926
Balance - December 31, 2019	$23,181	$6,459	$29,640
Additions	942	-	942
Balance - December 31, 2020	$24,123	$6,459	$30,582

Amortization
Balance - January 1, 2019	$7,823	$908	$8,731
Change for the year	3,456	-	3,456
Impairment	1,996	-	1,996
Balance - December 31, 2019	$13,275	$908	$14,183
Charge for the year	477	-	477
Disposals	-	-	-
Balance - December 31, 2020	$13,752	$908	$14,660

Net book value
December 31, 2019	$9,906	$5,551	$15,457
December 31, 2020	$10,371	$5,551	$15,922

Trilogy Mining Corporation

In January 2016, Patagonia Gold Limited (“PGL”) entered into an earn–in agreement with Trilogy Mining Corporation (“Trilogy”) in relation to the San José Project in Uruguay. This was recognized within mining assets at a cost of $1,996. In December 2019, the Company announced the termination of its option agreement with Trilogy and in exchange received common shares of Trilogy, that will result in PGL owning 42.5% of the then issued and outstanding shares of Trilogy. In connection with the termination of the option agreement, the Company impaired $1,996 of the mining asset related to San José Project in Uruguay during the year ended December 31, 2019.

Lomada project

All development costs incurred with respect to the Lomada project, from September 1, 2010 and onwards, have been capitalized as mineral properties and included under mining assets. The project completed the trial heap leach phase and entered full commercial production in the third quarter of 2013. Amortization is charged based on the unit-of-production method.

In February 2019, the Company reviewed the production profile for Lomada. Given the lower than anticipated recoveries, the Company made the decision to close the Lomada project.

Following receipt of a preliminary permit on October 7, 2020, the Company restarted mining operations at Lomada de Leiva in November 2020, which had been previously closed since in February 2019. The expenses related to the development of the new pit were capitalized as Mineral Properties. The Company expects to continue residual production from fresh material placed on the heap leach pad.

Cap-Oeste project

The Company completed the development of Cap-Oeste Project in September 2016, entered into production in the last quarter of that year. As a result of the experience gained at Lomada, no trial production period was required at Cap-Oeste. Revenue from commercial production was therefore recognised from the outset. The capitalized development costs are amortized based on the unit of production method.

In February 2019, the Company reviewed the production profile for 2019 for Cap-Oeste. Given the expected lower production volumes, the Company made the decision to put Cap-Oeste on care and maintenance until a suitable solution to extract and process the high-grade underground resource from Cap-Oeste has been identified. Residual production continued at Cap-Oeste and the Company continued to capitalize costs under inventories.

Mina Angela

In September 2020, the Company entered into a definitive option agreement with Latin Metals Inc. which granted the Company an irrevocable option to acquire a 100% interest in the Mina Angela property. Pursuant to the definitive agreement, the Company has paid $250 representing the first earn-in payment. The Company shall decide whether to exercise the option no later than six months from the date of the definitive agreement. If the Company elects to exercise the option, they shall pay the second earn-in payment of $250. A further and final payment of $500 is expected to be paid within 30 days of verification that the legal restrictions preventing development of mining activity in the Chubut Province and at the Mina Angela property have been lifted in such a manner that Patagonia has the ability to perform exploration and exploitation mining activities on the property. In addition, Latin Metals Inc. will be entitled to receive a 1.25% Net Smelter Royalty (“NSR”) from future production. The Company has the right to repurchase half of the NSR for $1,000. On March 12, 2021, the Company exercised the option to acquire 100% interest in the Mina Angela property and subsequently paid the second earn-in payment of $250.

Surface rights

The Company owns the surface rights of land encompassing the Estancia La Bajada, Estancia El Tranquilo, Estancia El Rincon, Estancia La Josefina and the Estancia 1° de Abril.

There is a back in right granted to the sellers under Estancia El Rincon’s title deed whereby the Company irrevocably committed to resell the estancia to its former owner in the event that two consecutive years elapse without mining activities. Current activity on this property includes the Lomada Project.

Mina Martha project

On May 6, 2016, the Company acquired the assets of the Mina Martha project from Coeur Mining Inc. (“Coeur”). The Mina Martha project consists of land, mineral rights, a mine camp, offices, a warehouse, maintenance shop, mining facilities including a flotation mill and a tailings retention facility.

La Josefina project

In March 2007, the Company acquired the exploration and development rights to the La Josefina project from Fomento Minero de Santa Cruz Sociedad del Estado (“Fomicruz”) the Santa Cruz provincial mining and petroleum company.

In July 2007, the Company entered into an agreement (subsequently amended) with Fomicruz which provides that, in the event that a positive feasibility study is completed on the La Josefina property, a Joint Venture Corporation (“JV Corporation”) would be formed by the Company and Fomicruz. The Company would own 81% of the joint venture company and Fomicruz would own the remaining 19%. Fomicruz has the option to earn up to a 49% participating interest in the JV Corporation by reimbursing the Company an equivalent amount, up to 49%, of the exploration investment made by the Company. The Company has the right to buy back any increase in Fomicruz’s ownership interest in the JV Corporation at a purchase price of $0.2 million per each percentage interest owned by Fomicruz down to its initial ownership interest of 19%; the Company can also purchase 10% of the Fomicruz’s initial 19% JV Corporation ownership interest by negotiating a purchase price with Fomicruz. Under the agreement, the Company has until the end of 2019 to complete cumulative exploration expenditures of $18 million and determine if it will enter into production on the property. As at December 31, 2018, the Company had incurred approximately $20 million and is in current discussions with Fomicruz to develop a plan for production. In October 2019, the agreement was extended until April 30, 2021 which period may be extended for an additional one-year term.